Investment Strategy - Relative Sentiment Tactical Allocation ETF	Apr. 07, 2026
Prospectus [Line Items]
Strategy [Heading]	The following information replaces the “Principal Investment Strategies” sections of the Summary Prospectus and Prospectus:
Strategy Narrative [Text Block]
The Fund is an actively managed ETF that seeks capital appreciation by tactically allocating its assets among other ETFs and exchange-traded products (“ETPs”) that provide exposure to equities, fixed income, commodities (including gold), and currencies. The Fund’s allocations are driven by the Sub-Adviser’s assessment of “relative sentiment,” which reflects how institutional investors are positioned compared to retail investors, based on a combination of public and third-party data.
In the Sub-Adviser’s view, increasing relative sentiment for a particular asset class suggests that institutional investors have become more bullish on that asset class than retail investors, while decreasing relative sentiment suggests the opposite. The Sub-Adviser generally allocates the Fund’s portfolio among broad U.S. and foreign equity ETFs, bond ETFs, and, at times, commodity or currency ETPs based on this analysis. In general, asset classes more strongly favored by institutional investors relative to retail investors receive higher allocations, while less favored asset classes receive lower allocations.
The Fund’s equity allocation is determined using multiple sentiment-based indicators, which are combined to produce an overall target allocation. These indicators incorporate information such as investor positioning, survey data, relationships across asset classes, and retail investor sentiment related to macroeconomic conditions. Together, these indicators determine the Fund’s overall allocation to equities and are then used to allocate across U.S. and non-U.S. equities, geographic regions, market capitalizations (e.g., large-cap vs. small-cap), and other factors.
For the Fund’s non-equity investments, the Sub-Adviser uses relative sentiment models (referred to as “signals”) for asset classes such as the U.S. dollar, bonds, broad commodities, and precious metals. The Fund will generally invest in these asset classes only when the models indicate positive (bullish) relative sentiment. The size of each allocation is primarily based on (1) the signal’s historical performance (including measures of return and risk) and (2) the expected duration of the signal. Signals with stronger historical performance and longer expected duration will generally receive larger allocations than those with weaker performance or shorter expected duration, all else being equal.
The Fund’s allocation to fixed income ETFs focuses on high-quality bonds and Treasury Inflation-Protected Securities (“TIPS”). The Sub-Adviser may adjust interest rate exposure by investing in ETFs with varying durations. The Fund may also allocate a portion of its assets to commodities (including gold), currencies, and sector-specific equity ETFs to enhance diversification or respond to market conditions. The Fund’s exposure to commodities (including gold) is generally limited to approximately 20% of its total assets.
In addition, the Fund may invest in passively or actively managed ETFs (including ETFs managed by the Fund’s investment adviser) that utilize derivatives, such as options or swaps, as part of strategies designed to help limit losses during market declines or periods of elevated volatility, and/or to seek to benefit from significant market dislocations (also referred to as “tail risk events”), which generally involve sharp market declines (typically greater than 25% over a relatively short period) accompanied by increased volatility (collectively, “Risk-Based Strategies”).
Portfolio allocations are evaluated on an ongoing basis, and the Fund is rebalanced as needed in response to significant changes in relative sentiment, with the goal of limiting unnecessary portfolio turnover.